UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

Vertiv Holdings Co

(Exact name of registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Dearborn Drive, Columbus, Ohio 43085

(Address of principal executive offices and zip code)

614-888-0246

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On November 18, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) and the Board of Vertiv Holdings Co (the “Company”) granted special, one-time long-term performance awards (each, a “Special Performance Award”) under the Company’s 2020 Stock Incentive Plan to certain executives of the Company, including, but not limited to, (i) Giordano Albertazzi, the Chief Operating Officer and President, Americas and incoming Chief Executive Officer, (ii) David Fallon, Chief Financial Officer, (iii) Stephen Liang, Chief Technology Officer, and (iv) Stephanie Gill, Chief Legal Counsel (collectively, the “Executives”).

The Board and Compensation Committee granted the Special Performance Awards to incentivize the executive management team to achieve multi-year key goals for the business and to promote the long-term retention of the business leaders that the Company needs to attain such goals. The Special Performance Awards vest, if earned, over a four-year period subject to the achievement of strategic adjusted operating profit targets in each of 2023, 2024, and 2025 (each, a “Performance Period”) and continued employment with the Company through January 1, 2027 (the “Vesting Date”), with certain limited exceptions. The Company defines “adjusted operating profit” as operating profit (loss), adjusted to exclude amortization of intangibles and certain significant non-recurring expenses (“AOP”).

Under the terms of the awards, each Executive has an opportunity to earn certain amounts (shown at target award levels for each Performance Period): $2,250,000 (Mr. Albertazzi), $1,290,000 (Mr. Fallon), $1,000,000 (Mr. Liang), and $560,000 (Ms. Gill). For the awards to be earned, a target performance goal of the Company’s AOP (“Target AOP”) must be achieved for each Performance Period. Target AOP for each Performance Period will be: (i) 2023: $1,000,000,000, (ii) 2024: $1,400,000,000, and (iii) 2025: $1,750,000,000. The Target AOP is considered to be a stretch goal by the Board, thereby incentivizing management to exceed any AOP outlook that Vertiv has publicly disclosed previously. If Target AOP is not achieved for a Performance Period, no amounts will be earned for such period. In any given Performance Year, each Executive will earn an additional 20% of their respective target award level for each $50 million increment that AOP performance exceeds the Target AOP. After the end of the three Performance Periods, the Compensation Committee and Board will aggregate the dollar amounts earned for each Executive, and such total dollar amount will be converted into a number of restricted stock units (“RSUs”) under the 2020 Stock Incentive Plan (determined by dividing each Executive’s aggregate dollar amount by the closing stock price of the Company’s common stock on the first business day after the release of earnings for fiscal year 2025).

Such RSUs will vest on the Vesting Date, subject to the Executive’s continued employment with the Company through the Vesting Date except in the event of death, disability or a qualifying termination (without cause or for good reason) within two years following a change in control (in circumstances in which the awards are assumed by the acquiror in the transaction). Any amounts earned for completed Performance Periods prior to death or disability will not be forfeited and the Executive (or his or her estate) will be entitled to the related RSUs (but any remaining balance of such awards attributable to current or future Performance Periods will be cancelled and forfeited). In the event of a qualifying termination associated with a change in control, or in the event of a change in control in which the Special Performance Awards are not assumed by the acquiror, the amounts earned will be determined as follows: (i) for any completed Performance Periods, the amount earned will be based on actual AOP performance for such periods and (ii) for current and future Performance Periods, such amounts will be deemed earned at target.

Consistent with the Company’s other equity awards, the Special Performance Awards are subject to (i) forfeiture in the event of a breach of the Executive’s non-competition, non-solicitation, and confidentiality obligations to the Company, and (ii) the Company’s clawback policy.

The foregoing description of the Special Performance Awards does not purport to be complete and is qualified in its entirety by reference to the form of Special Performance Award Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD

The Special Performance Awards were put in place to incentivize our senior management to achieve stretch targets for AOP. The Target AOP goals are not intended to be financial guidance for any of the years covered by the Special Performance Awards, but rather represent significant, challenging but achievable upside to the business, based on historical results. The Company’s operating profit outlook for 2023 remains at $530 million to $550 million and AOP outlook for 2023 remains at $730 million to $750 million. Achievement of the Target AOP levels will be dependent upon managing continued supply chain challenges to support shipment of our significant backlog, booking new orders to drive “book-and-ship” sales, driving new pricing and executing additional productivity actions.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Company include those factors discussed herein, as well as the items discussed in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), including Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the SEC on October 26, 2022 (the “Earnings Release”). This Current Report also refers to the Company’s AOP outlook for 2023, which is a non-GAAP measure. For a reconciliation to operating profit and an explanation of the non-GAAP measure and reasons for its use, please refer to the Earnings Release.

The information furnished pursuant to this Item 7.01, together with any information incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Special Performance Award Agreement

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2022	Vertiv Holdings Co

	By:	/s/ David Fallon
	Name:	David Fallon
	Title:	Chief Financial Officer